                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "AMENDED AND RESTATED SECURITY AGREEMENT") is made and entered into as of February 2, 1999 by and among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the "SECURED PARTY") and the following: BRITWILL INDIANA PARTNERSHIP, an Arizona general partnership, BRITWILL INVESTMENTS II, INC., a Delaware corporation, AMBERWOOD COURT, INC., a Colorado corporation, THE ARBORS HEALTH CARE CENTER, INC., an Arizona corporation, BROOKSHIRE HOUSE, INC., a Colorado corporation, CHRISTOPHER NURSING CENTER, INC., a Colorado corporation, LOS ARCOS, INC., a Colorado corporation, PUEBLO NORTE, INC., a Colorado corporation and RIO VERDE NURSING CENTER, INC., a Colorado corporation (collectively, the "OMEGA NEW MASTER LESSEES").

                                    RECITALS:

         This Amended and Restated Security Agreement is entered into pursuant to the Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re: BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN) (the "CASES") which was entered in the United States Bankruptcy Court for the District of Arizona (the "PLAN").

         1. Pursuant to the Order under Bankruptcy Code Sections 363(f) and 365 Approving Sale Leaseback Transaction Regarding Signature Facilities ("SIGNATURE SALE/LEASEBACK ORDER") entered in the Cases in the United States Bankruptcy Court for the District of Arizona on December 21, 1998, Secured Party and the Signature Subsidiaries entered into the Omega New Master Lease and as security for their obligations under the Omega New Master Lease the Signature Subsidiaries entered into a Security Agreement with Secured Party effective as of December 31, 1998 (the "SECURITY AGREEMENT").

         2. Pursuant to the Plan, (a) the Secured Party and New Omega Master Lessees have entered into the First Amendment to Omega New Master Lease as of February 1, 1999 (the "FIRST AMENDMENT TO OMEGA NEW MASTER Lease") pursuant to which the BritWill Lessees have become parties to the Omega New Master Lease and certain healthcare facilities previously leased by Secured Party to the BritWill Lessees under Existing Leases (as defined in the Omega New Master Lease) have been added to the Omega New Master Lease and (b) the Secured Party and New Omega Master Lessees have entered into the Second Amendment to Omega New Master Lease of even date herewith (the "SECOND AMENDMENT TO OMEGA NEW MASTER LEASE") pursuant to which the Additional Texas Facilities (as defined in the Omega New Master Lease) have been added to the Omega New Master Lease.

         3. Pursuant to the Plan, BritWill Indiana Partnership ("BRIT INDIANA") has executed and delivered to Secured Party the Indiana Returned Facility Note.

         4. Pursuant to the Plan, the parties now wish to amend the Security Agreement for the purpose of securing the obligations of each and all of the Omega New Master Lessees under the Omega New Master Lease, as amended by the First Amendment to Omega New Master Lease and Second Amendment to Omega New Master Lease and as the same may be amended from time to time hereafter, and the obligations of Brit Indiana under the Indiana Returned Facility Note, and changing the definition of Collateral (as such term is defined in the Security Agreement) as hereinafter set forth.


         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

         Terms not otherwise defined herein shall have the meanings ascribed to those terms in the Omega New Master Lease or the Commercial Code. In addition to the other definitions contained herein, when used in this Agreement, the following terms shall have the following meanings:

         "BRITWILL LESSEES" means BritWill Investments-II, Inc., a Delaware corporation, and BritWill Indiana Partnership, an Arizona general partnership.

         "COLLATERAL" means the collateral described in Article II, Section 1 below.

         "COMMERCIAL CODE" means the Uniform Commercial Code, as enacted and in force from time to time in the state in which each Facility is located.

         "FACILITIES" means the health care facilities described on attached EXHIBIT A.

         "FACILITY" means any of the Facilities.

         "INDIANA RETURNED FACILITY NOTE" means the Three Million Dollar ($3,000,000.00) Indiana Returned Facilities Note dated as of January 31, 1999 given by Britwill Indiana Partnership to Secured Party.



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         "OMEGA NEW MASTER LEASE" means the Master Lease between Secured Party, as Lessor, and Omega New Master Lessees, as Lessees, dated December 31, 1998, as amended by the First Amendment to Omega New Master Lease and the Second Amendment to Omega New Master Lease, as the same may be amended from time to time hereafter.

         "SIGNATURE SUBSIDIARIES" means Amberwood Court, Inc., The Arbors Health Care Center, Inc., Brookshire House, Inc., Christopher Nursing Center, Inc., Los Arcos, Inc., Pueblo Norte, Inc. and Rio Verde Nursing Center, Inc.


                             ARTICLE II - AGREEMENT

         1.       COLLATERAL.

         The "Collateral" covered by this Amended and Restated Security Agreement is all of the personal property described below relating to the operation of any Facility or Facilities, wherever located, that Omega New Master Lessees now own or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, consisting of the following:

                  (a) Accounts. To the extent permitted by law, all accounts, accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights, general intangibles, choses in action (as those terms may be defined in the Commercial Code) relating to the operation of any Facility or Facilities, including any right to any refund of any taxes paid to any governmental authority prior to or after the date of this Amended and Restated Security Agreement, any letters of credit, and drafts under them, given in support of any of the foregoing, and all ledgers, printouts, papers, data, file materials and information relating to any account debtors in respect thereof, and/or to the operation of any Facility or Facilities, and all rights of access to such books, records, ledgers, printouts, data, file materials and information, and all property in which such books, records, ledgers, printouts, data, file materials and information are stored (the "Accounts"); and

                  (b) Inventory. All property, now owned or hereafter acquired, held at any Facility or Facilities by or for Omega New Master Lessees for sale, rent, or lease, or furnished or to be furnished by the Omega New Master Lessees under any contract of service, or raw materials or work in process and their products, or materials used or consumed in their operations, including but not limited to all inventory, goods, raw materials, work in process, finished goods, tangible property, stock in trade, wares,


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containers and shelving useful for storing and merchandise used in, rented, leased or sold in the operation of any Facility or Facilities; and

                  (c) Equipment. All equipment, furniture, fixtures and other personal property used in connection with the operation of a Facility or Facilities, whether now owned or hereafter acquired by Omega New Master Lessees, wherever located, together with all accessions, additions, parts, attachments, accessories, or appurtenances thereto including but not limited to machinery, furniture, fixtures and movable equipment, leasehold improvements, any tools, dies, substitutions, replacements and appurtenances to them or intended for use with them, and all books and records now owned or hereafter acquired pertaining to any of the above described property, including but not limited to any computer readable memory and any computer hardware or software necessary to process such memory, wherever located (the "Equipment"); and

                  (d) Instruments. Omega New Master Lessees' interest of any kind in any negotiable instrument, as that term is defined in the Commercial Code, or any other writing which evidences a right to payment of money and is of a type which is, in the operation of any Facility or Facilities, transferred by delivery alone or by delivery with any necessary endorsement or assignment; and

                  (e) Investment Property. All investment property, as that term is defined in the Commercial Code, now owned or hereafter acquired pursuant to the operation of any Facility or Facilities, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts; and

                  (f) Proceeds. Proceeds from the operation of any Facility or Facilities, including, without limitation, proceeds of hazard or other insurance policies and eminent domain or condemnation awards, of all of the Collateral, together with any and all deposits or other sums at any time credited by or due from Secured Party to Omega New Master Lessees and any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Omega New Master Lessees or in which Omega New Master Lessees have an interest, including but not limited to stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, accounts, chattel paper and general intangibles arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for

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collection or transmission or otherwise, or whether Secured Party has conditionally released the same (the "Proceeds"); and

                  (g) Insurance Rights. All rights under contracts of insurance now owned or hereafter acquired covering any of the Collateral; and

                  (h) Other Property. All other tangible and intangible property of Omega New Master Lessees now or hereinafter acquired by Omega New Master Lessees and related to the operation of any Facility or Facilities; and

                  (i) Rights. All rights, remedies, powers and/or privileges of Omega New Master Lessees with respect to any of the foregoing.

The form of a description of the Collateral to be attached to financing statements to be executed by Omega New Master Lessees is attached hereto as EXHIBIT B.

         2.       GRANT OF SECURITY INTEREST.

                  (a) Security Interest in Collateral. The Omega New Master Lessees hereby grant, jointly and severally, to Secured Party a continuing security interest in the Collateral to secure: (i) the payment of all amounts now or hereafter due and owing to Secured Party from the Omega New Master Lessees under the Omega New Master Lease, or any extension or renewal thereof, and any and all other obligations incurred in connection therewith and (ii) the payment of all amounts now or hereafter due and owing to Secured Party from BritWill Indiana under the Indiana Returned Facilities Note or any extension or renewal thereof, and any and all other obligations incurred in connection therewith, together with all other obligations or indebtedness of the Omega New Master Lessees to Secured Party however created, evidenced or arising, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, plus all interest, costs, out-of-pocket expenses and reasonable attorneys' fees which may be made or incurred by Secured Party in the administration, and collection thereof, and in the protection, maintenance, and liquidation of the Collateral ("the "OBLIGATIONS"). The security interest granted by this Section 2 shall be effective when, and continue in effect as long as, any of the Obligations are outstanding and unpaid, and except as otherwise permitted pursuant to the terms of this Agreement or the Omega New Master Lease, Omega New Master Lessees will not sell, assign, transfer, pledge or otherwise dispose of or encumber any Collateral to any third party while this Amended and Restated Security Agreement is in effect without the prior and express written consent of Secured Party.

         3. PERFECTION OF SECURITY INTEREST. Omega New Master Lessees shall execute and deliver to Secured Party, concurrently with Omega New Master Lessees' execution of this Amended and Restated Security Agreement and at any time or times


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
hereafter at the request of Secured Party, all financing statements, continuation financing statements, assignments, affidavits, reports, notices, letters of authority and all other documents that Secured Party may reasonably request, in a form reasonably satisfactory to Secured Party, to perfect and maintain perfected the security interests granted to the Secured Party under
Section 2 hereof. In order to fully consummate all of the transactions contemplated hereunder, Omega New Master Lessees shall make appropriate entries on their books and records disclosing the security interests created herein.

         4. WARRANTIES AND COVENANTS. In addition to the warranties and representations, if any, made in the Omega New Master Lease, Omega New Master Lessees warrant, represent and agree that:

                  (a) Omega New Master Lessees are and will be the lawful owners or lessees of all of the Collateral, with the right to subject the owned or leased property to the security interests of Secured Party hereunder;

                  (b) Except for the security interests in the Collateral herein granted to the Secured Party, there are no other security interests in the Collateral that are known to Omega New Master Lessees, and there are no financing statements covering any of the Collateral filed in any public office created by or known to Omega New Master Lessees prior to the date hereof, except as previously disclosed by Omega New Master Lessees to Secured Party. Omega New Master Lessees shall defend Secured Party against any claims and demands of any and all other persons to the Collateral inconsistent with this Amended and Restated Security Agreement;

                  (c) Except as permitted under the Omega New Master Lease or hereunder, Omega New Master Lessees shall not remove the Collateral from the Facilities or the central billing location or home office of Lessees without Secured Party's prior written consent and shall not use or permit the Collateral to be used for any unlawful purpose whatsoever. Except as permitted under the Omega New Master Lease or hereunder, Omega New Master Lessees shall not remove any Collateral from the State in which the Facilities are located or the central billing location or home office of Lessees without the prior written consent of Secured Party;

                  (d) Except as permitted under the Omega New Master Lease, the Signature Sale/Leaseback Order or the Plan, Omega New Master Lessees shall not conduct business under any name at the Facilities other than that given above nor will Omega New Master Lessees change or reorganize the type of business entity under which they presently do business, except upon prior and express written approval of Secured Party, and, if such approval is granted, Omega New Master Lessees agree that all documents, instruments and agreements reasonably requested by Secured Party and


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
relating to such change shall be prepared, filed and recorded at Omega New Master Lessees' expense before the change occurs;

                  (e) Omega New Master Lessees shall not remove any records concerning the Collateral located at the Facilities or the central billing location or home office of Lessees nor keep any of its records concerning the same at any other location unless written notice thereof is given to Secured Party at least ten (10) days prior to the removal of such records to any new addresses, provided, however, that any such records which are located at locations other than the Facilities as of the date hereof, may remain at their present location, subject to Secured Party's reasonable request to relocate such records; and

                  (f) Omega New Master Lessees have the right and power and are duly authorized to enter into this Amended and Restated Security Agreement. The execution of this Amended and Restated Security Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which Omega New Master Lessees are or may become a party or by which Omega New Master Lessees are or may be bound or affected.

         5.       COLLECTION OF ACCOUNTS.

                  (a) Secured Party hereby authorizes and permits Omega New Master Lessees to collect the Accounts from its debtors, which privilege may be terminated by Secured Party at any time after notice from Secured Party upon the occurrence and during the continuance of an Event of Default under the Omega New Master Lease, whereupon Omega New Master Lessees shall execute, upon demand therefor, such assignments so as to vest in Secured Party full title to the Accounts (to the extent permitted under applicable law), and Secured Party thereupon shall be entitled to and have all of the ownership, title, rights, securities and guarantees of Omega New Master Lessees with respect thereto, and with respect to the property evidenced thereby, including the right of stoppage in transit, and Secured Party may notify any debtor or debtors of the assignments of the Accounts and collect the same; thereafter, Omega New Master Lessees will receive all payments on the Accounts as agent of and for Secured Party and will transmit to Secured Party, on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidence of payment received in payment of or on account of the Accounts, including all cash moneys similarly received by Omega New Master Lessees. Until such delivery, Omega New Master Lessees shall keep all such remittances separate and apart from Omega New Master Lessees' own funds, capable of identification as the property of Secured Party, and shall hold the same in trust for Secured Party. All items or amounts that are delivered by Omega New Master Lessees to Secured Party on account of partial or full payment or otherwise as Proceeds of any of the Collateral shall be deposited to the


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credit of a deposit account (the "COLLATERAL DEPOSIT ACCOUNT") at a financial institution selected by Secured Party, as security for payment of the Obligations. Omega New Master Lessees shall have no right to withdraw any funds deposited in the Collateral Deposit Account. Secured Party may, from time to time, at its discretion, and shall, upon request of Omega New Master Lessees made no more than once in any week, apply all or any of the then balance, representing collected funds, in the Collateral Deposit Account, toward payment of the Obligations, whether or not then due, in such order of application as Secured Party may determine, and Secured Party may, from time to time, in its discretion, release all or any of such balance to Omega New Master Lessees. Omega New Master Lessees, if an Event of Default occurs under this Amended and Restated Security Agreement (and effective only during the continuance thereof) will, upon demand by Secured Party, open all mail only in the presence of a representative of Secured Party, who may take therefrom any remittance on Accounts assigned to Secured Party. Secured Party or its representatives are hereby authorized to endorse, in the name of Omega New Master Lessees, any item, howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral, and may endorse or sign the name of Omega New Master Lessees to any accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to Accounts or the property covered thereby requested by Secured Party. Omega New Master Lessees shall promptly give Secured Party, upon demand, copies of all Accounts, to be accompanied by such information and by such documents or copies thereof as Secured Party may require. Omega New Master Lessees shall maintain such records with respect to the Accounts and the conduct and operation of its business as Secured Party may request, and will furnish to Secured Party all information with respect to the Accounts and the conduct and operation of its business, including balance sheets, operating statements and other financial information, as Secured Party may reasonably request from time to time.

                  (b) Until such time as Secured Party shall notify Omega New Master Lessees of the revocation of such power and authority by reason of an Event of Default under the Omega New Master Lease (and effective only during the continuance thereof), Omega New Master Lessees (i) may, only in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service any of the inventory normally held by Omega New Master Lessees for such purpose; (ii) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Omega New Master Lessees' business; (iii) replace Equipment in accordance with the provisions of the Omega New Master Lease; and (iv) shall, at their own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Omega New


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Master Lessees may deem advisable. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

         6.       DEFAULT/REMEDIES

                  (a) The occurrence of any of the following shall constitute an Event of Default under this Amended and Restated Security Agreement:

                  (i) Any Event of Default under the Omega New Master Lease that is not cured within any applicable grace or cure period specified therein;

                  (ii) The Omega New Master Lessees fail to observe or perform any term of this Amended and Restated Security Agreement after the expiration of ten (10) days following written notice of a monetary default and thirty (30) days following written notice of a nonmonetary default; or

                  (iii) Any representation or warranty contained herein proves to be untrue when made in any material respect which materially and adversely affects Secured Party and is not cured within twenty (20) days of following written notice.

                  (b) Whenever an Event of Default under this Amended and Restated Security Agreement shall have occurred and so long as its continues, Secured Party may exercise from time to time any rights and remedies, including the right to immediate possession of the Collateral, available to it under this Amended and Restated Security Agreement or applicable law. Secured Party shall have the right to hold any property of Lessees then in or upon any Facility (but excluding any property belonging to patients, guests or visitors at the Facilities) at the time of repossession not covered by this Amended and Restated Security Agreement until return is demanded in writing by Omega New Master Lessees. Omega New Master Lessees agree, in case of the occurrence of an Event of Default under this Amended and Restated Security Agreement and upon the request of Secured Party, to assemble, at their expense, all of the Collateral at a convenient place acceptable to Secured Party and to pay all costs of Secured Party of collection of the Obligations, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses, including participation in bankruptcy proceedings, and the expenses of locating the Collateral and the expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If the Collateral is disposed of at a public sale, the parties agree that a public sale with at least ten (10) calendar days prior notice to Omega New Master Lessees and notice to the public by one publication in a local newspaper is commercially reasonable. If any notification of intended


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
disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, by first class mail, postage prepaid, addressed to the Omega New Master Lessees either at the address set forth in the notice section hereof, or at any other address of the Omega New Master Lessees subsequently delivered in writing to Secured Party.

                  (c) TO THE EXTENT PERMITTED BY LAW, OMEGA NEW MASTER LESSEES AGREE THAT SECURED PARTY SHALL, UPON THE OCCURRENCE OF ANY AMENDED AND RESTATED SECURITY AGREEMENT EVENT OF DEFAULT, HAVE THE RIGHT TO PEACEFULLY RETAKE ANY OF THE COLLATERAL. LESSEES WAIVE ANY RIGHT THEY MAY HAVE, IN SUCH INSTANCE, TO A JUDICIAL HEARING PRIOR TO SUCH RETAKING.

         7.       GENERAL

                  (a) Time shall be deemed of the essence with respect to this Amended and Restated Security Agreement.

                  (b) Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Omega New Master Lessees request in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. Failure of Secured Party to preserve or protect any rights with respect to such Collateral against any prior parties shall not be deemed a failure to exercise reasonable care in the custody and preservation of the Collateral.

                  (c) Any delay on the part of Secured Party in exercising any power, privilege or right under the Omega New Master Lease, this Amended and Restated Security Agreement or under any other instrument or document executed by Omega New Master Lessees in connection herewith shall not operate as a waiver thereof. No single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party of any default by Omega New Master Lessees shall not constitute a waiver of any subsequent defaults but shall be restricted to the default so waived.

                  (d) All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given by the Omega New Master Lease or the Commercial Code, or any other applicable laws now existing or hereafter enacted.

                  (e) Whenever the singular is used hereunder, it shall be deemed to include the plural (and vice-versa), and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Amended and Restated Security Agreement so requires. Section captions or headings used in this Amended and Restated Security Agreement are for convenience and reference only and shall not affect the construction thereof.

                  (f) Whenever possible each provision of this Amended and Restated Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amended and Restated Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amended and Restated Security Agreement.

                  (g) This Amended and Restated Security Agreement may be executed in multiple counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute one agreement.

                  (h) The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Amended and Restated Security Agreement shall be binding on all assigns and successors of Omega New Master Lessees as may be permitted under the Omega New Master Lease.

                  (i) In the event of any action to enforce this Amended and Restated Security Agreement or to protect the security interest of Secured Party in the Collateral, or to protect, preserve, maintain, process, assemble, develop, insure, market or sell any Collateral, Omega New Master Lessees agree to pay the costs owed and expenses thereof, together with reasonable attorneys' fees (including fees incurred in appeals and post judgment enforcement proceedings).

                  (J) THIS AMENDED AND RESTATED SECURITY AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE OMEGA NEW MASTER LESSEES AND SECURED PARTY SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, EXCEPT THAT THE LAWS OF THE STATE WHERE THE COLLATERAL IS LOCATED SHALL GOVERN THIS AMENDED AND RESTATED SECURITY AGREEMENT (A) TO THE EXTENT NECESSARY TO PERFECT AND/OR ENFORCE THE LIENS CREATED BY THIS AMENDED AND RESTATED SECURITY AGREEMENT AND TO THE EXTENT NECESSARY TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO THE COLLATERAL, AND (B) FOR PROCEDURAL


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
REQUIREMENTS THAT MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED.

                  (K) OMEGA NEW MASTER LESSEES CONSENT TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MICHIGAN AND AGREE THAT ALL DISPUTES CONCERNING THIS AMENDED AND RESTATED SECURITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE COLLATERAL IS LOCATED OR IN MICHIGAN. OMEGA NEW MASTER LESSEES AGREE THAT SERVICE OF PROCESS MAY BE EFFECTED UPON THEM UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED OR MICHIGAN, AND OMEGA NEW MASTER LESSEES IRREVOCABLY WAIVE ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MICHIGAN.

                  (l) No amendment to this Amended and Restated Security Agreement shall be effective unless the same shall be in writing and signed by the parties.

                  (m) Nothing contained herein shall be construed as in any way modifying or limiting the effect of terms or conditions set forth in the Omega New Master Lease, but each and every term and condition hereof shall be in addition thereto.

                  (n) All notices required or permitted to be given hereunder shall be given and deemed effective as provided in the Omega New Master Lease. The parties hereby agree that a notice sent as specified in this paragraph at least ten (10) days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to be reasonable notice of such sale or other disposition.

                            [SIGNATURE PAGES FOLLOW]





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
         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Security Agreement as of the date first written above.


                                       SECURED PARTY:

                                       OMEGA HEALTHCARE INVESTORS, INC., a
                                       Maryland corporation


                                       By:
                                             ----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------

                                       OMEGA NEW MASTER LESSEES:


                                       BRITWILL INDIANA PARTNERSHIP, an
                                       Arizona general partnership

                                       By:   BritWill Investments-I, Inc., a
                                             Delaware corporation, its General
                                             Partner

                                       By:
                                             ----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------



                                       BRITWILL INVESTMENTS-II, INC., a
                                       Delaware corporation

                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------

                                        AMBERWOOD COURT, INC., a Colorado
                                        corporation


                                        By:
                                                  ------------------------------

                                        Name:
                                                  ------------------------------

                                        Title:
                                                  ------------------------------


                                        THE ARBORS HEALTH CARE CENTER, INC., an
                                        Arizona corporation


                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------
                                        Title:
                                                  ------------------------------

                                        BROOKSHIRE HOUSE, INC., a Colorado
                                        corporation


                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------
                                        Title:
                                                  ------------------------------

                                        CHRISTOPHER NURSING CENTER, INC., a
                                        Colorado corporation



                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------
                                        Title:
                                                  ------------------------------

                                        LOS ARCOS, INC., a Colorado corporation


                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------

                                        Title:
                                                  ------------------------------

                                        PUEBLO NORTE, INC., a Colorado
                                        corporation


                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------
                                        Title:
                                                  ------------------------------



                                        RIO VERDE NURSING CENTER, INC., a
                                        Colorado corporation


                                        By:
                                                  ------------------------------
                                        Name:
                                                  ------------------------------
                                        Title:
                                                  ------------------------------

                                    EXHIBIT A

                                WELLINGTON MANOR

Parcel I
--------

A part of the West Half of the Northeast Quarter of Section 36, Township 16 North, Range 4 East in Marion County, Indiana, being more particularly described as follows:

Commencing at the Northeast corner of the West half of the Northeast Quarter of said Section 36; thence South 89(Degree)49'04" West (assumed bearing) along the North line thereof 372.28 feet to a point on the Westerly right-of-way line of Wellesley Boulevard extended northerly; thence South 00(Degree)25'43" East along said Westerly right-of-way line 673.00 feet; thence South 51(Degree)20'50" West
142.84 feet to the Point of Beginning; thence South 27(Degree)32'02" West 97.24 feet; thence South 00(Degree)10'56" East 200.00 feet to a point on the North line of real estate conveyed to Wellington Village Apartments by a Warranty Deed recorded December 30, 1975 as Instrument No. 75-72619 in the Office of the Recorder of Marion County, Indiana; (the following 2 calls being along the Northern boundary lines of said real estate); (1) thence South 16(Degree)49'04" West 400.00 feet; thence South 89(Degree)49'04" West parallel with the North line of said Half-Quarter Section 411.58 feet to a point on the Easterly right-of-way line of Interstate 465, said point being a non-tangent curve concave Easterly having a central angle of 13(Degree)21'16" and a radius of 1966.19 feet; thence Northerly along said curve and Easterly right-of-way line an arc distance of 458.28 feet (said arc being subtended by a chord having a bearing of North 07(Degree)37'38" West and a length of 457.24 feet); thence North 08(Degree)52'32" East along said Easterly right-of-way line 156.27 feet; thence South 90(Degree)00'00" East 529.64 feet; thence North 51(Degree)20'50" East 100.60 feet to the Point of Beginning.


Parcel II:
----------


A non-exclusive easement for ingress and egress appurtenant to Parcel I over and across the following described real estate:

Part of the Northeast corner of the Northeast Quarter of said Section 36, Township 16 North, Range 4 East in Marion County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of the Northeast Quarter of said Section 36; thence South 89(Degree)49'04" West along the North line of said Quarter Section a distance of 1709.060 feet; thence South 00(Degree)25'43" East along said Westerly right-of-way line a distance of 673.00 feet to the Point of Beginning of the land described herein: thence South 51(Degree)20'50"

West a distance of 142.84 feet; thence South 27(Degree)32'02" West a distance of
97.240 feet; thence South 00(Degree)10'56" East a distance of 13.726 feet; thence North 51(Degree)20'50" East a distance of 172.705 feet; thence North 83(Degree)06'15" East a distance of 37.544 feet to a point on a curve concave Northeasterly, having a central angle of 22(Degree)13'29" and a radius of
203.315 feet; thence Northwesterly along the arc of said curve a distance of 78.865 feet (said arc being subtended by a chord having a bearing of North 11(Degree)32'27.5" West and a length of 78.371 feet) to the Point of Beginning.


Commonly known as:         Cedar Crest Health Center
                           1924 Wellesley Boulevard
                           Indianapolis, Indiana  46202

                                   EXHIBIT A

                           CLOVERLEAF OF KNIGHTSVILLE


A part of the Northeast quarter of the Southeast quarter of Section 32, Township 13 North, Range 6 West, Clay County, Indiana, more particularly described as follows:

Commencing at the Southeast corner of said Northeast quarter of the Southeast quarter; thence North 00(Degree)00'00" East (assumed bearing) along the East line of said Southeast quarter a distance of 146.000 feet to the POINT OF
BEGINNING: Thence North 89(Degree) 52' 36" West a distance of 394.265 feet; thence North 01(Degree) 27' 33" West a distance of 135.502 feet; thence South 89(Degree) 59' 47" West a distance of 49.320 feet; thence North 00(Degree) 02' 27" East a distance of 172.504 feet to the centerline of Pieske Street; thence South 89(Degree) 53' 47" East along said centerline a distance of 446.913 feet to the said East line of the Southeast quarter; thence South 00(Degree) 00' 00" East along said East line a distance of 308.000 feet to the Point of Beginning.

Commonly known as:         Harty Nursing Home
                           Box "D"
                           Knightsville, Indiana  47857

                                    EXHIBIT A

                                KENDALVILLE MANOR



A tract of land located in the Southeast Quarter of Section 34, Township 35 North, Range 11 East, in Noble County, the State of Indiana, more fully described as follows:

Commencing at a Brass pin situated in the Northeast Corner of said Southeast Quarter; thence N 89(Degree) 50' 23" W (Grid) for 1321.38 feet along the North line of said Southeast Quarter to the Northeast Corner of the West Half of said Southeast Quarter, the true point of beginning; thence S 0(Degree) 15' 14" E for
966.28 feet along the East line of said West Half to the North right-of-way line of the Conrail Railroad; thence N 66(Degree) 32' 34" W for 540.41 feet along said North right-of-way line; thence N 0(Degree) 15' 14" W for 752.54 feet along a line parallel with the East line of said West Half to the North line of said Southeast Quarter; thence S. 89(Degree) 50' 23" E for 494.80 feet along said North line to the Point of Beginning.

Commonly known as:         KENDALVILLE MANOR HEALTHCARE CENTER
                           1802 East Dowling Street Extended
                           P. O. Box 488
                           Kendalville, Indiana  46755

                                    EXHIBIT A

                                  REUNION PLAZA


Name of Facility:                                    Reunion Plaza

Facility Address:                                    1401 Hampton Drive
                                                     Texarkana, Texas  75503

Purchase Price:

Legal Description:

All that certain tract or parcel of land situated in the A.J. KING HEADRIGHT SURVEY, A-331 and the WILLIS OLDHAM HEADRIGHT SURVEY, A-458, Bowie County, Texas, being a portion of a certain 4.983 acre tract of land conveyed by Purvis
S. Cork, Jr. to John V. Rich and wife, Lawanda Rich by deed dated June 18, 1992, of record in Volume 1787, Page 279, Real Property Records, Bowie County, Texas. Subject tract also being a portion of a certain 20 acre tract of land conveyed by W. O. Cork, et us to P. S. Cork by deed of record in Volume 86, Page 591, Deed Records, Bowie County, Texas and a portion of a certain 60 acre tract of land conveyed to W. O. Cork on December 16, 1912 and being more particularly described by metes and bounds as follows:

COMMENCING at a point in a fence line on the East line of said King Headright Survey, same being the West line of said Oldham Headright Survey, said Point being S 02(Degree) 05' 35" East, 1974.81 feet from the Northwest corner of said Oldham Headright Survey; THENCE S 89(Degree) 17' 29" E, with a fence line, same being the South corner of said 4.983 acre tract, 269.08 feet to an iron pipe for corner at a fence corner at the Southeast corner of said 4.983 acre tract; THENCE N 01(Degree) 24' 11" W, with a fence line, same being the East line of said 4.983 acre tract, 125.00 feet to an 1/2" iron pin set for corner and the POINT OF BEGINNING for the herein described tract; THENCE N 01(Degree) 24' 11" W with a fence line, same being the East line of said 4.983 acre tract, 332.40 feet to a 1/2" iron pin set for corner at a fence corner; THENCE N 00(Degree) 44' 20" W, continuing with the East line of said 4.983 acre tract, 189.28 feet to a creosote post found on the South right-of-way line of a public road known as Cork Lane; THENCE S 88(Degree) 33' 05" W, with the South right-of-way line of said Cork Lane. 341.82 feet to a 1/2" iron pin set for corner on the East right-of-way line of Hampton Road; THENCE S. 01(Degree) 34' 19" E, with the East right-of-way line to said Hampton Road, 508.93 feet to a 1/2" iron pin set for corner; THENCE S 89(Degree) 17' 29" E, 338.36 feet to the POINT OF BEGINNING and containing 4.013 acres (174,827.0091 square feet) of land, more or less.

                                    EXHIBIT A

                                 HERITAGE PLAZA

Name of Facility:                                    Heritage Plaza

Facility Address:                                    600 West 52nd
                                                     Texarkana, Texas  75501

Purchase Price:                                      $3,850,000

Legal Description:

All that certain tract or parcel of land situated in the WILLIS OLDHAM HEADRIGHT SURVEY, A-458, Bowie County, Texas, being a portion of a certain 16.1 acre tract of land conveyed to A.E. Wilbur by deed dated November 19, 1930, of record in Volume 138, Page 17, Deed Records, Bowie County, Texas. Subject tract being a portion of the same 2.306 acre tract of land conveyed by Jerry M. Holley and wife, Katherine Y. Holley, to John V. Rich, Jr. and wife, Lawanda J. Rich, by deed dated March 10, 1989, of record in Volume 1303, Page 336, Real Property Records, Bowie County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at an iron pipe found for corner at the Northwest corner of said 2.306 acre tract, said point being in the South right-of-way line of Interstate Highway No. 30 and being S 89(Degree) 42' 00" E, 232.39 feet along said I-30 right-of-way line from its intersection with the East right-of-way line of the Kansas City Southern Railroad; THENCE S 89(Degree) 42' 00" E, with said I-30 right-of-way line, 353.46 feet to an iron pipe found for corner at the Northeast corner of said 2.306 acre tract; THENCE S 03(Degree) 56' 11" E, with the East line of said 2.306 acre tract, 277.09 feet to a 1/2" iron pin set for corner in West 52nd Street, said point being the Southeast corner of said 2.306 acre tract; THENCE West, with the South line of said 2.306 acre tract, same being along said West 52nd Street, 376.39 feet to a 1/2" iron pin set for corner at the Southwest corner of said 2.306 acre tract; THENCE N 00(Degree) 48' 20" E, with the West line of said 2.306 acre tract, 278.31 feet to the POINT OF BEGINNING and containing 2.32 acres (101,206.1221 square feet) of land, more or less.

                                    EXHIBIT A

                                   PINE HAVEN

Name of Facility:                                    Pine Haven

Facility Address:                                    4808 Elizabeth
                                                     Texarkana, Texas  75501

Purchase Price:                                      $2,500,000

Legal Description:

All that certain tract or parcel of land situated in the WILLIS OLDHAM HEADRIGHT SURVEY, A-458, Bowie County, Texas. Being a portion of Lot No. 6 of the Subdivision of Block No. 5 & 6 of said Oldham Headright Survey. Subject tract being the same 2.64 acre tract of land described in a Warranty Deed from Beverly Enterprises-Texas, Inc. to John V. Rich and wife, Lawanda Rich, and Donald R. Moore and wife, Virginia Moore, dated July 30, 1990, recorded in Volume 1508, Page 338, Real Property Records, Bowie County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at an iron pipe found for corner at the Southwest corner of said 2.64 acre tract, said point being 10.00 feet East and 215.00 feet North from the Southwest corner of said Lot No. 6, said point also being 25.00 feet East of the Center of Elizabeth Street and 215.00 feet North of the center of 48th Street;

THENCE N 00(Degree) 34' 00" E, 25.00 feet East of and parallel to the center of said Elizabeth Street, same being the West line of the above referenced 2.64 acre tract, 335.00 feet to an iron pipe found for corner at the Northwest corner of said 2.64 acre tract;

THENCE East with the North line of said 2.64 acre tract, 343.20 feet to an iron pipe found for corner at the Northeast corner of said 2.64 acre tract;

THENCE S 00(Degree) 34' 00" W, with the East line of said 2.64 acre tract,
335.00 feet to an iron pipe found for corner at the Southeast corner of said
2.64 acre tract;

THENCE West, with the South line of said 2.64 acre tract, 343.20 feet to the POINT OF BEGINNING and containing 2.640 acres (114,966.3770 square feet) of land, more or less.

                                    EXHIBIT A

                                   PINE GROVE

BEING 3.432 acres of land, more or less, a part of the Jesse Amason Survey, Abstract No. 10, Shelby County, Texas; and being a portion of Tract #6 described and conveyed to Justine Solomon, Consuella Pierce, Bradeline S. Brown and Edna Lee Brown in Partition Deed, dated the respective dates of the acknowledgments set out therein, filed for record on May 26, 1978, recorded in Volume 545, Page 710, Deed Records, Shelby County, Texas, out of the Wade Brown Estate; and being a portion of the 14.4377 acres, more or less, described in Deed from Bradeline
S. Brown, Consuella Pierce, Justine Solomon and Edna Lee Shiloh to Center Chamber of Commerce, dated May 24, 1983, recorded in Volume 623, Page 43, Deed Records, Shelby County, Texas; and being the same land described in Deed from Center Chamber of Commerce, Inc. to T.S.P. Corporation, Inc., dated September 28, 1985, acknowledged on October 29, 1985, filed for record on September 29, 1985 and recorded in Volume 658, Page 477, Deed Records, Shelby County, Texas; and being described by metes and bounds as follows, to-wit:

BEGINNING at a 3/8 inch iron rod found for a corner, at the most Northwesterly corner of a .504 acre park, that bears North 72 degrees 24 minutes 47 seconds West a distance of 526.43 feet from a 1/2 inch iron rod found at the intersection of the West right-of-way of Loop 500 and the most Northerly line of said Tract #6 of the Wade Brown Estate;

THENCE South 17 degrees 35 minutes 13 seconds West along the most Westerly boundary line of said .504 acres park a distance of 160.00 feet to a 1/2 inch iron rod set for a corner;

THENCE South 62 degrees 35 minutes 11 seconds West along the most Northerly R.O.W. line of a 40 foot street and utility easement a distance of 115.44 feet to a 1/2 inch iron rod set for a corner;

THENCE North 72 degrees 24 minutes 47 seconds West along said 40 foot easement a distance of 550.82 feet to a 1/2 inch iron rod set for a corner;

THENCE North 17 degrees 35 minutes 13 seconds East a distance of 241.63 feet to a 1/2 inch iron rod set for a corner; THENCE South 72 degrees 24 minutes 47 seconds East along the most Northerly boundary line of said Tract #6 of the Wade Brown Estate a distance of 632.45 feet to a 3/8 inch iron rod found for a corner and the POINT OF BEGINNING, containing 3.432 acres of land more or less.

                                    EXHIBIT A

                                 PLEASANT MANOR


Being a part of the John Harris Survey, Abstract 430, Waxahachie, Ellis County, Texas, and being the same tract described in deed from Pleasant Manor Corporation to Pleasant Manor Nursing Home, Inc. recorded in Volume 742, Page 498, Deed Records, Ellis County, Texas, and being more particularly described by its metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod set on the West line of I.H. 35 E and at the Northeast corner of the above-referenced tract;

THENCE South 34 degrees 52 minutes 00 seconds East, with the West line of said I.H. 35 E, 477.59 feet to a 1/2 inch pipe, found at the East corner of said tract;

THENCE South 59 degrees 25 minutes 50 seconds West, with the South line of said tract, 362.86 feet to a 1/2 inch steel rod, set;

THENCE North 34 degrees 56 minutes 24 seconds West, generally along a fence,
361.51 feet to a 3/8 inch steel rod, found at a fence post at an interior corner of said tract;

THENCE South 59 degrees 40 minutes 01 seconds West, generally along a fence,
371.18 feet to a 1/2 inch steel rod set of the Southeast line of F.M. Highway
876;

THENCE North 29 degrees 59 minutes 00 seconds East, with the Southeast line of said Highway 876, 231.70 feet to a 1/2 inch steel rod, found;

THENCE North 59 degrees 23 minutes 31 seconds East, generally along a fence,
524.03 feet to the POINT OF BEGINNING and containing 4.67 acres of land, or 203,482.8 square feet of land.

                                    EXHIBIT A

                                    LOS ARCOS

A portion of the East half of Section 20, and a portion of the West half of
Section 21, both Sections being in Township 21 North, Range 7 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, described as follows:

COMMENCING at the Southwest corner of the Abandonment Plat for Frisco Hills Subdivision as recorded in Case 1, Map 181, records of Coconino County, Arizona; THENCE North 01(Degree)32'17" East along the West line of the said Abandonment Plat, a distance of 60.00 feet to the POINT OF BEGINNING, being a found -1/2 inch rebar with plastic cap marked "LS 11369"; THENCE South 87(Degree)37'05" West (measured (M) and record (R1) per Warranty Deed Docket 904, page 470, records of Coconino County, Arizona (Basis of Bearings) along the Westerly extension of the Northerly right of way of University Avenue as shown on the said Abandonment Plat and as described in that document recorded in Docket 984, page 939, records of Coconino County, Arizona, (R3),416. 10 feet (M), 416.05 feet (R1 and R.3), to a 1/2 inch rebar with plastic cap marked "LS 11369", being a point on the boundary of Woodlands Village Unit One as shown on the plat thereof recorded in Case 4, Map 62, records of Coconino County, Arizona (R2); THENCE North 01(Degree)31'16" West (M), North 01(Degree)3 2'17" West (R1), North 01(Degree)39'32" West (R2), along said boundary 416.11 feet (M), 416.05 feet
(R1), 416.01 feet (R.2), to a 1/2 inch rebar with plastic cap marked "LS 11369", being the Southwest corner of Lot 10 of said Woodlands Village Unit One; THENCE North 87(Degree)39'24" East (M), North 87(Degree)37'05" East (R1), North 87(Degree)29'22" East (R2), along the South boundary of said Lot 10, 416.00 feet
(M), 416.05 feet (R1), 416.10 feet (R2), to an aluminum cap marked "ARENCO 13010", being the Southeast corner of said Lot 10, being a point on the West line of the said Abandonment Plat; THENCE South 01(Degree)32'03" East (M), South 01(Degree)32'17" East (R1), along the said West line of the Abandonment Plat
415.82 feet (M), 416.05 feet (R1), to the POINT OF BEGINNING; EXCEPT that portion of the above described parcel described as follows:

A portion of the East half of Section 20, and a portion of the West half of
Section 21, both Sections being in Township 21 North, Range 7 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, described as follows:

COMMENCING at the Southwest corner of the Abandonment Plat for Frisco Hills Subdivision as recorded in Case 1, Map 181, records of Coconino County, Arizona; THENCE North 01(Degree)32'17" East along the West line of the said Abandonment Plat 60.00 feet to a found 1/2 inch rebar with plastic cap marked "LS 11369"; THENCE South 87(Degree)37'05" West (Measured (M) and Record (R1) per Warranty Deed Docket 904, page 870, records of Coconino County, Arizona) [Basis of Bearings] along the Westerly extension of the

                                     B-9-1

Northerly right of way of University Avenue as shown on the said Abandonment Plant and as described in that document recorded in Docket 984, page 939, records of Coconino County, Arizona (R3), 416.10 feet (M), 416.05 feet (R1 and
R3), to a 1/2 inch rebar with plastic cap marked "LS 11369", being a point on the boundary of Woodlands Village Unit One as shown on the plat thereof recorded in Case 4, Map 62, records of Coconino County, Arizona (R2), being the TRUE POINT OF BEGINNING; THENCE North 01(Degree)31'16" West (M), North 01(Degree)32'17" West (R1), North 01(Degree)39'32" West (R2), along said boundary 416.11 feet (M), 416.05 feet (R1), 416.01 feet (R2), to a 1/2 inch rebar with plastic cap marked "LS 11369", being the Southwest corner of Lot 10 of said Woodlands Village One; THENCE North 87(Degree)39'24" East (M), North 87(Degree)37'05" East (R1), North 87(Degree)29'22" East (R2), along the South boundary of said Lot 10, a distance of 111.90 feet; THENCE South 01(Degree)31'16" East, a distance of 416.03 feet to the said Westerly extension of the Northerly right of way of University Avenue; THENCE South 87(Degree)37'05" West (M and R1), a distance of 111.90 feet along said Westerly extension of the Northerly right of way to the POINT OF BEGINNING.


                                     B-9-2

                                    EXHIBIT A

                                    RIO VERDE

PARCEL 1

All that portion of the Northwest Quarter of the Southwest Quarter of Section 34, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING for reference at the West Quarter corner of said Section 34 from which the center Quarter corner of said Section bears North 89(Degree)13'11" East; THENCE North 89(Degree)13'11" East along the East-West midsection line of said Section 34, a distance of 87.60 feet (record) 87.85 feet (calculated) to a point; THENCE South 00(Degree)15'00" East (record) South 00(Degree)13'41" East (calculated), a distance of 48.00 feet to a point on the Southerly right of way line of East Mingus Avenue, said point also being on the Easterly right of, way line of South Willard Street; THENCE continuing South 00(Degree)15'00" East along said Easterly right of way line, a distance of 354.64 feet (record) 354.61 feet (calculated) to the, TRUE POINT OF BEGINNING; THENCE continuing South 00(Degree)15'00" East along said Easterly right of way line, a distance of
340.00 feet (record) South 00(Degree)13'41" East 340.02 feet (measured) and
340.05 feet (measured) to a point from which the Northwest corner of Palatka Acres, a subdivision as recorded in Book 10 of Maps and Plats, Page 40, records of Yavapai County, Arizona bears South 00(Degree)15'00" East, a distance of
259.15 feet therefrom; THENCE North 89(Degree)42'40" East parallel to and 259.15 feet Northerly of the Northerly line of the said Palatka Acres, a distance of
344.04 feet (record) North 89(Degree)42'30" East 344.14 feet (measured) and North 89(Degree)42'00" East, 344.16 feet (measured) to a point; THENCE North 00(Degree)15'00" West, a distance of 340.00 feet (record) North 00(Degree)14'28" West, 340.06 feet (measured) and North 00(Degree)15'31" West, 340.05 feet (measured) to a point; THENCE South 89(Degree)42'40" West parallel to and 599.15 feet Northerly of the said Northerly line of Palatka Acres, a distance of 344.04 feet (record) South 89(Degree)42'05" West, 344.06 feet (measured) and South 89(Degree)42'01"West, 344.11 feet (measured) to the TRUE POINT OF BEGINNING.

EXCEPT all oil, minerals, ores and metals of every kind, as reserved in Deed recorded in Book 187 of Deeds, page 331, records of Yavapai County, Arizona.


                                     B-10-1

PARCEL 2

An easement for ingress, egress and public utilities as created in Book 1536 of Official Records, Page 685, records of Yavapai County, Arizona, lying 25 feet North of, adjacent to and parallel with the following described centerline;

COMMENCING for reference at the West Quarter corner of Said Section 34; THENCE 89(Degree)13'11" East, along the East-West midsection line of said Section 34, a distance of 87.60 feet to a point, said point being on the centerline of East Mingus Avenue; THENCE South 00(Degree)15'00" East, a distance of 48.00 feet to the Southerly right of way line of said East Mingus Avenue, said point also being on the Easterly right of way line of South Willard Street; THENCE continuing South 00(Degree)15'00" East, along said Easterly right of way line a distance of 354.64 feet to the TRUE POINT OF BEGINNING; THENCE North 89(Degree)42'40" East, along the North line of the afore described parcel, a distance of 690.14 feet to the POINT OF TERMINATION of this easement.


                                     B-10-2

                                    EXHIBIT A

                                   THE ARBORS

Following is a description of a parcel of land in Section 31, Township 14 North, Range 5 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona. The parcel described is the same parcel as the parcel described in Book 2310 of Official Records, Page 990 (all Book and Page references refer to the official records of the Yavapai County Recorder). The parcel is more particularly described as follows:

FROM the Southeast corner of Section 31; thence North 90(Degree)00'00" West, along the South line of the Southeast Quarter of Section 31, and along the South line of the parcel of land described in Book 150, Page 67, 219.00 feet to the TRUE POINT OF BEGINNING of this description; thence North 90(Degree)00'00" West, along the South line of the Southeast Quarter of Section 31, and along the South line of the parcel of land described in Book 150, Page 67, 329.00 feet to the Southwest corner thereof, and to the Southeast corner of the parcel of land described in Book 2871, Page 566; thence North 01(Degree)03'06" West, along the West line of the parcel of land described in Book 150, Page 67, and along the East line of the parcel of land described in Book 2871, Page 566, 275.76 feet to the Northeast corner thereof; thence continuing North 01(Degree)03'06" West, along the West line of the parcel of land described in Book 150, Page 67, 20.24 feet to the Northwest corner thereof; thence North 01(Degree)03'21" East, along the West line of the parcel of land described in Book 2046, Page 746, 163.14 feet to the Northeast corner thereof, monumented with a 1/2 inch rebar; thence South 86(Degree)30'46" East, along the Southerly line of Wood Ditch which is described in Book 56, Page 320, 23.92 feet; thence North 69(Degree)11'00" East, along the Southerly line of Woods Ditch which is described in Book 56, Page 320,
266.58 feet to the Northwest corner of parcel of land described in Book 3026, Page 499; thence South 00(Degree)03'00" East, along the West line of the parcel of land described in Book 3026, Page 499, 106.85 feet to the Southwest corner thereof; thence North 75(Degree)10'35" East, along the Southerly line of the parcel of land described in Book 3026, Page 499, 260.73 feet, to the Westerly right of way line of State Route 260; thence Southerly, along the Westerly right of way line of State Route 260, along a curve to the left, having a radius of
987.93 feet and a central angle of 08(Degree)52'20", an arc distance of 152.98 feet (chord bearing South 09(Degree)21'19" East, chord length 152.83 feet) to the East line of the Southeast Quarter of Section 31; thence South 00(Degree)03'40" East, along the east line of the Southeast Quarter of Section 31, and along the East line of the parcel of land described in Book 150, Page 67, 148.42 feet to a point which lies 213.00 feet from the Southeast corner of
Section 31; thence North 90(Degree)00'00" West, parallel with the South line of the Southeast Quarter of Section 31, 219.00 feet; thence South 00(Degree)03'40" East, parallel with the East line of the Southeast of Section 31, 213.00 feet, to the South line of the Southeast Quarter of Section 31, the TRUE POINT OF BEGINNING of this description.

                                    EXHIBIT A

                                  PUEBLO NORTE

That part of the Southeast quarter of Section 4, Township 9 North, Range 22 East, Gila and Salt River Meridian, Show Low, Navajo County, Arizona, described as follows:

COMMENCING at the South quarter corner (a found 1" O.I.P.) of said Section 4; THENCE North 00(Degree)25'02" North along the mid-section line, a distance of 1690.42 feet; THENCE East, a distance of 198.28 feet; THENCE South 88(Degree)05'15" East (record South 88(Degree)03'06" East, 400.00 feet), a distance of 400.09 feet to the Southeast corner of the parcel of land described in Docket 843, page 637 being a found 1/2" I.R. w/cap - L.S. #15402 and being the TRUE POINT OF BEGINNING; THENCE North 00(Degree)27'22" West (record North 00(Degree)24'39" West, 300.91 feet), a distance of 300.87 feet; THENCE North 87(Degree)58'08" West (record North 87(Degree)54'26" West, 373.92 feet), a distance of 373.91 feet; THENCE along a curve to the left, concave to the Southeast having a central angle of 92(Degree)28'06" (record central angle 92(Degree)30'13", length 40.36 feet) and a radius of 25.00 feet, a distance of
40.36 feet; THENCE South 00(Degree)26'14" East (record South 00(Degree)24'39" East, 275.73 feet), a distance of 275.59 feet; THENCE South 88(Degree)05'15" East (record South 88(Degree)03'06" East, 400.00 feet), a distance of 400.09 feet to the TRUE POINT OF BEGINNING.

                                  [EXHIBIT A]

                                    AMBERWOOD

Lots 13 through 16 inclusive, Douthit-Ordelheide Subdivision,

City and County of Denver,
State of Colorado

                                    EXHIBIT A

                                   BROOKSHIRE

Lots 9, 10, 11 and 12, Douthit-Ordelheide Subdivision,
City and County of Denver,
State of Colorado

                                    EXHIBIT A

                                CHRISTOPHER HOUSE

The West one-half of the East one-half of the West one-half of the Northeast one-quarter of the Northwest one-quarter of Section 25, Township 3 South, Range 69 West of the 6th Principal meridian, excepting therefrom the South 792 feet thereof and the West 100.65 feet of the North 190 feet thereof, and the North 30 feet of the East 65 feet thereof.

County of Jefferson
State of Colorado

                                    EXHIBIT A

                                 COLONIAL PINES


FIRST TRACT: Being a survey of 5.1692 acres of land, being out of and a part of the T. N. B. Greer Survey, A-122 of San Augustine County, Texas, being out of a 52 acre tract described in a deed conveyed to FRANCES S. BRADBERRY by W. F. STEPHENSON dated 2-24-1986, recorded in Vol. 251, Page 541 of the Deed Records of San Augustine County, Texas, said 5.1692 acres being located South of and adjoins the SBL of HINES 10.00 acre tract, about 0.6 miles West of U.S. #96 and being about 1.4 miles West of the courthouse in San Augustine, Texas and being more particularly described by metes and bounds as follows, to-wit:

BEGINNING: At a 1/2" iron rod set for the N.E. corner of this 5.1692 acre tract, being the S.E. corner of HINES HEALTH CARE CENTER 10.00 acre tract, being in the EBL of said 52 acre tract, being the in the WBL of VERLYN MITCHELL'S 20 acre tract on the East side of a dirt road that runs South from F.M. #1277.

THENCE: N 84 deg. 51' 37" W, 467.69 ft. along the SBL of HINES 10.00 acre tract to a 1/2" iron rod for its S.W. corner, being the N.W. corner of this 5.1692 acre tract.

THENCE: S 05 deg. 08' 23" W. 481.46 ft. along the WBL of this 5.1692 acre tract to a 1/2" iron rod set for its S.W. corner, a 12" red oak mkd. "X" brs. S 13 deg. E. 20.0 ft. and a 8" tree mkd. "X" brs. N. 38 deg. W. 14.6 ft.

THENCE: S 84 deg. 51' 37" E. 467.69 ft. along the SBL of this 5.1692 acre tract to a 1/2" iron rod set for its S.E. corner at an old corner fence post on the East side of said dirt road, being an interior corner of said 52 acre tract and the S.W. corner of MITCHELL's 20 acre tract, a 4" pine mkd. "X" brs. N 76 deg.
E. 2.9 ft.

THENCE: N 05 deg. 08' 23" E 481.46 ft. along the East side of said dirt road, being the EBL of said 52 acre tract and the WBL of Mitchell's 20 acre tract to the point of beginning containing 5.1692 acres of land.

SECOND TRACT: Being a survey of 10.00 acres of land, being out of and a part of the T.N.B. GREER SURVEY, A-122 of San Augustine County, Texas, being out of the N.E. corner of a 52 acre tract described in a Deed conveyed to FRANCES BRADBERRY by W. F. STEPHENSON dated 2-24-1986, recorded in Vol. 251, Page 541 of the Deed Records of San Augustine County, Texas, said 10.00 acres being located South of and adjoins the South R.O.W. line of F.M. #1277 about 0.6 miles West of U.S. #96 and being about 1.4 miles West of the courthouse in San Augustine, Texas and being more particularly described by metes and bounds as follows to-wit:

BEGINNING at a 3/8" iron rod found for the N.E. corner of said 52 acre tract being in the South R.O.W. line of F. M. #1277, said corner being on the East side of a dirt road running South and being 1.2 ft. North of a 8" creosote post and being the N.W. corner of VERLYN MITCHELL'S 20 acre tract and the N.E. corner of this 10.00 acre tract.

THENCE: S 76 deg 34' 51" W. 348.61 ft. along the South R.O.W. line of F.M. #1277 to a concrete R.O.W. marker for corner.

THENCE: Along the curving to the right South R.O.W. line of F. M. #1277 with a degree of 2 deg 04' 31", delta angle = 3 deg 49' 25", radius = 2760.88 ft. arc distance = 184.25 ft. and with a chord bearing and distance of S. 78 deg. 10' 08" W. 184.22 ft. to a 1/2" iron rod set for the N.W. corner of this 10.00 acre tract in the South R.O.W. line of F.M. #1277 near a 10" creosote fence corner post just East of FRANCES BRADBERRY'S house.

THENCE: S 02 deg 41' 40" E. 286.05 ft. along a fence, being East of FRANCES BRADBERRY'S house to a 1/2" iron rod set for an angle corner at the base of a 10" creosote corner fence post.

THENCE: S 05 deg 08' 23" W. 549.28 ft. to a 1/2" iron rod set for the S.W. corner of this 10.00 acre tract.

THENCE: S 84 deg 51' 37" E. 467.69 ft. to a 1/2" iron rod set for the S.E. corner of this 10.00 acre tract on the East side of said dirt road, being the EBL of said 52 acre tract and the WBL of VERLYN MITCHELL's 20 acre tract.

THENCE: N 05 deg 08' 23" E. 997.39 ft. along the EBL of said 52 acre tract, being on the East side of said dirt road to the point of beginning containing
10.00 acres of land.

                                    EXHIBIT A

                                   WEST PLACE

All that certain lot, tract, or parcel of land situated in the C.M. Walters Survey Abstract 800, Henderson County, Texas, being all of a certain called
23.094 acre tract of land described by deed recorded in Volume 1134, Page 123 of the Deed Records of Henderson County, Texas, and being all of Lots 17 and 18, Royal Crest Village as shown of record in Cabinet D, Slide 175 of the Plant Records of said county. Said lot or parcel of land being more fully described by metes and bounds as follows:

BEGINNING on a found 3/4 inch iron rod for the Northwest corner of this tract and the original Northwest corner of the above mentioned 23.094 acre tract located on the South line of State Highway #31;

THENCE; with said South line N 74 deg. 41 min. 31 sec. E. 284.86 feet, N 77 deg. 42 min. 46 sec. E 601.69 feet and N 74 deg. 41 min. 31 sec. E. 310.76 feet to a point for the Northeast corner of this tract, also being the Northeast corner of the above mentioned Lot 18 located in the center line of Royal Crest Drive;
Witness: S 74 deg. 41 min. 31 sec. W 15.00 feet, a found 1/2 inch iron rod;

THENCE; with said center line S 15 deg. 15 min. 29 sec. E. 236.00 feet to a point for an ELL corner of this tract, also being the Southeast corner of the above mentioned Lot 17; Witness: S 74 deg. 41 min. 31 sec. W 15.00 feet, a found 1/2 inch iron rod;

THENCE; S 74 deg. 41 min. 31 sec. W 140.00 feet to a point for an ell corner of this tract, also being the Southwest corner of said Lot 17;

THENCE; S 16 deg. 15 min. 29 sec. E. 770.07 feet to a found 3/4" inch rod for the Southeast corner of this tract;

THENCE S 89 deg. 18 min. 44 sec. W. 1290.49 feet to a found 1/2 inch iron rod for the Southwest corner of this tract;

THENCE N 01 deg. 27 min. 19 sec. W. 733.24 feet to the place of beginning and containing 23.849 acres of land.

                                    EXHIBIT A

                                   SOUTH PLACE

All that certain lot, tract, or parcel of land situated in the Daniel Harrison Survey, Abstract 279, Henderson County, Texas, and being all of a certain called
2.6750 acres tract of land described by Deed recorded in Volume 1298, Page 664, of the Deed Records of Henderson County, Texas. Said lot or parcel of land being more fully described by metes and bounds as follows:

BEGINNING on a found 5/8" iron rod for the Northeast corner of this tract and the above mentioned 2.675 acre tract located in the center line of Gibson Road and the West R. O. W. Margin of State Highway #19.

THENCE with said West line 60.00 feet and parallel to the center lien of said State Highway #19 S 27 deg. 38' 41" E 265.64 feet to a found 1/2" iron rod for the most Easterly Southeast corner of this tract and the Northeast corner of the Church of God 1.00 acre tract recorded in Volume 554, Page 73.

THENCE with the North line of said 1.00 acre tract S 89 deg 50'32" W 172.31 feet to an "X" in concrete for an ell corner of this tract and the Northwest corner of said 1.00 acre tract;

THENCE S 00 DEG. 43'35" E 197.10 feet to set T-Post for the most Southerly Southeast corner of this tract;

THENCE S 89 deg. 34'00" W 209.21 feet to a found 1/2" iron rod for the Southwest corner of that tract;

THENCE N 00 deg. 26.00" W 432.76 feet to a found 3/8" iron rod for the Northwest corner of this tract located in said center line of Gibson Road;

THENCE with said center line N 89 deg. 37'18" E 259.04 feet to the place of beginning and containing 2.6750 acres of land.

                                    EXHIBIT B

                                   COLLATERAL

         The "Collateral" covered by this Financing Statement is all of the personal property described below relating to the operation of any Facility or Facilities, wherever located, that Omega New Master Lessees now own or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, consisting of the following:

         (a) Accounts. To the extent permitted by law, all accounts, accounts receivable, deposits, prepaid items, documents, chattel paper, instruments, contract rights, general intangibles, choses in action (as those terms may be defined in the Commercial Code) relating to the operation of any Facility or Facilities, including any right to any refund of any taxes paid to any governmental authority prior to or after the date hereof, any letters of credit, and drafts under them, given in support of any of the foregoing, and all ledgers, printouts, papers, data, file materials and information relating to any account debtors in respect thereof, and/or to the operation of any Facility or Facilities, and all rights of access to such books, records, ledgers, printouts, data, file materials and information, and all property in which such books, records, ledgers, printouts, data, file materials and information are stored (the "Accounts"); and

         (b) Inventory. All property, now owned or hereafter acquired, held at any Facility or Facilities by or for Omega New Master Lessees for sale, rent, or lease, or furnished or to be furnished by the Omega New Master Lessees under any contract of service, or raw materials or work in process and their products, or materials used or consumed in their operations, including but not limited to all inventory, goods, raw materials, work in process, finished goods, tangible property, stock in trade, wares, containers and shelving useful for storing and merchandise used in, rented, leased or sold in the operation of any Facility or Facilities; and

         (c) Equipment. All equipment, furniture, fixtures and other personal property used in connection with the operation of a Facility or Facilities, whether now owned or hereafter acquired by Omega New Master Lessees, wherever located, together with all accessions, additions, parts, attachments, accessories, or appurtenances thereto including but not limited to machinery, furniture, fixtures and movable equipment, leasehold improvements, any tools, dies, substitutions, replacements and appurtenances to them or intended for use with them, and all books and records now owned or hereafter acquired pertaining to any of the above described property, including but not limited to any computer readable memory and any computer hardware or software necessary to process such memory, wherever located (the "Equipment"); and

         (d) Instruments. Omega New Master Lessees' interest of any kind in any negotiable instrument, as that term is defined in the Commercial Code, or any other writing which evidences a right to payment of money and is of a type which is, in the operation of any Facility or Facilities, transferred by delivery alone or by delivery with any necessary endorsement or assignment; and

         (e) Investment Property. All investment property, as that term is defined in the Commercial Code, now owned or hereafter acquired pursuant to the operation of any Facility or Facilities, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts; and

         (f) Proceeds. Proceeds from the operation of any Facility or Facilities, including, without limitation, proceeds of hazard or other insurance policies and eminent domain or condemnation awards, of all of the Collateral, together with any and all deposits or other sums at any time credited by or due from Secured Party to Omega New Master Lessees and any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Omega New Master Lessees or in which Omega New Master Lessees have an interest, including but not limited to stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, accounts, chattel paper and general intangibles arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Secured Party has conditionally released the same (the "Proceeds"); and

         (g)Insurance Rights. All rights under contracts of insurance now owned or hereafter acquired covering any of the Collateral; and

         (h) Other Property. All other tangible and intangible property of Omega New Master Lessees now or hereinafter acquired by Omega New Master Lessees and related to the operation of any Facility or Facilities; and

         (i) Rights. All rights, remedies, powers and/or privileges of Omega New Master Lessees with respect to any of the foregoing.